SUPERIOR COURT OF THE STATE OF CALIFORNIA COUNTY OF ALAMEDA IN RE ENERGY RECOVERY, INC. Master File No. HG16804359 DERIVATIVE LITIGATION This Document Relates To: NOTICE OF DERIVATIVE SETTLEMENT ALL ACTIONS Dept. 17: Hon. Ioana Petrou NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION TO: ALL OWNERS OF ENERGY RECOVERY, INC. (“ENERGY RECOVERY” OR THE “COMPANY”) COMMON STOCK (TICKER SYMBOL: ERII) AS OF MAY 2, 2018, WHO CONTINUE TO OWN SUCH SHARES (“CURRENT ENERGY RECOVERY STOCKHOLDERS”). PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTION, STOCKHOLDERS OF ENERGY RECOVERY WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING RELEASED CLAIMS. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. PLEASE TAKE NOTICE that this action is being settled on the terms in a Stipulation and Agreement of Settlement, dated May 2, 2018 (the “Stipulation”).1 The purpose of this Notice is to inform you of:  the existence of this derivative action (the “Action”),  the proposed settlement between the Plaintiffs and Defendants reached in this Action (the “Settlement”),  the hearing to be held by the Court to consider the fairness, reasonableness, and adequacy of the Settlement,  Plaintiffs’ Counsel’s application for fees and expenses, and  Plaintiffs’ Service Awards. This Notice describes what steps you may take in relation to the Settlement. This Notice is not an expression of any opinion by the Court about the truth or merits of Plaintiffs’ claims or Defendants’ defenses. This Notice is solely to advise you of the proposed Settlement of the Action and of your rights in connection with the proposed Settlement. 1 This notice should be read in conjunction with the Stipulation, which has been filed with the Court and posted at the investor relations page of Energy Recovery’s website, http://ir.energyrecovery.com. All capitalized terms not otherwise defined herein have the same meaning as set forth in the Stipulation. ENYNOT1

BASIC INFORMATION 1. Why did I get this notice package? The Superior Court of the State of California, County of Alameda (“Court”) ordered that this Notice be sent to you because you or someone in your family or an investment account for which you serve as custodian may own Energy Recovery common stock as of May 2, 2018. This Notice explains the lawsuit, the Settlement, and your legal rights in connection with the Settlement. 2. What is this lawsuit about? What has happened so far? The Action is pending before the Honorable Ioana Petrou in the Superior Court of the State of California, County of Alameda. This is a derivative action brought by stockholders of Energy Recovery and pleads claims for breach of fiduciary duty, waste of corporate assets, and unjust enrichment derivatively on behalf of Energy Recovery against the Individual Defendants, who are certain current and former officers and directors of Energy Recovery.2 The initial complaint in this Action was filed on February 18, 2016, which was consolidated with another action that was filed subsequently. The Action alleges that the Individual Defendants breached their fiduciary duties by knowingly or recklessly making and/or causing Energy Recovery to make false and misleading statements of material fact. Since the Action was commenced, Plaintiffs filed a consolidated complaint and Defendants filed a demurrer seeking to dismiss it. The Court sustained the demurrer, after which Plaintiffs filed an amended consolidated complaint, and Defendants filed a demurrer seeking to dismiss it, too. Plaintiffs had also requested that Defendants produce documents. Defendants objected to the request, and Plaintiffs filed a motion to compel the production of documents. During the pendency of the Action, the parties engaged in extensive settlement efforts including an in-person full-day mediation in October 2016. Ultimately, the parties agreed in principle to a settlement in November 2017. 3. Why is there a settlement? The Court has not decided in favor of the Defendants or the Plaintiffs. Instead, both sides agreed to the Settlement to avoid the distraction, costs, and risks of further litigation, and because the Settlement provides substantial benefits to, and is in the best interests of, Energy Recovery and its stockholders. Defendants deny each and every allegation of wrongdoing or liability arising out of or relating in any way to the events, conduct, statements, acts, or omissions alleged in the Action. Defendants further assert that, at all times, they acted in good faith, and in a manner they reasonably believed to be and that was in the best interests of Energy Recovery and Energy Recovery’s stockholders. Defendants assert that they have meritorious defenses to the claims in the Action. Nonetheless, Defendants have entered into the Stipulation, without admitting or conceding any fault, liability, wrongdoing, or damage whatsoever, in order to avoid the risks inherent in any lawsuit and the burden and expense of further litigation. 2 “Defendants” refers to individual defendants Joel Gay (current director, CEO and President), Hans Peter Michelet (current Chairman of the Board), Alexander J. Buehler (current director and former CFO), Arve Hanstveit (current director and Audit Committee member), Dominique Trempont (current director and Audit Committee Chairman), Robert Yu Lang Mao (current director and Audit Committee member), Thomas S. Rooney, Jr. (former director, CEO and President), Borja Sanchez-Blanco (former Sr. VP of Sales and VP of the mega products group), Audrey Bold (former Chief Marketing Officer), Paul M. Cook (former director), Marie-Elisabeth Paté-Cornell (former director), and Fred Olav Johannessen (former director and Audit Committee member), and nominal defendant Energy Recovery. - 2 -

4. What does the Settlement provide? The Settlement provides that, in exchange for the release of derivative claims by all Energy Recovery stockholders and dismissal of the Action, Energy Recovery will adopt, within sixty (60) days of the date the Settlement has become final, corporate governance reforms summarized below and described fully in Exhibit A to the Stipulation. These changes shall be maintained for a period of no less than four (4) years from the date the Settlement has become final. Energy Recovery acknowledges that the prosecution and settlement of the Action was a substantial and material factor for Energy Recovery in deciding to adopt and implement these changes to the Company’s policies and procedures, which are as follows:  The Company will adopt a new Regulation FD Compliance Policy;  The Company will create a Charter for the Disclosure Committee that formalizes and enhances the Disclosure Committee’s duties and responsibilities;  The Company will expand and improve its Code of Business Conduct and Ethics; and  The Company will incorporate what are currently three stand-alone documents – the Insider Trading Policy, the FCPA Policy, and the Code of Business Conduct and Ethics – into the Employee Handbook. In connection with the Court’s approval of the Settlement, the Action and all claims asserted by Plaintiffs derivatively on behalf of Energy Recovery and against the Individual Defendants will be dismissed with prejudice. The Stipulation contains the full terms of the release and discharge of claims. The Settlement, if approved, is intended to foreclose your ability to seek legal or equitable relief from the Defendants relating to the derivative claims and factual allegations in the Action. If you have questions concerning the scope of the release, or its impact, you are encouraged to seek independent legal advice. 5. How will the lawyers be paid? Plaintiffs’ Counsel has not received any payment for work in connection with the Action, nor have they been reimbursed for out-of-pocket expenses. Plaintiffs’ prosecution of the Action and participation in the settlement negotiations were substantial factors in obtaining the corporate governance reforms described above in paragraph 4. In recognition of the benefits conferred upon, and/or maintained by, Energy Recovery as a direct result of the prosecution and settlement of the Action, Energy Recovery has agreed to cause to be paid to Plaintiffs’ Counsel $350,000, subject to Court approval (the “Fee and Expense Amount”). Each of the two Plaintiffs may apply to the Court for a Service Award in the amount of $2,000 to be paid from the Fee and Expense Amount (“Service Awards”). The Settling Parties mutually agree that the Fee and Expense Amount is fair and reasonable in light of the substantial benefits conferred upon Energy Recovery and Current Energy Recovery Stockholders by the Settlement. Neither the Individual Defendants nor Energy Recovery’s stockholders are personally liable for the payment of the Fee and Expense Amount or the Service Awards. 6. How do I object to the Settlement? You can tell the Court that you do not agree with the Settlement or any part of it. You may object in writing. You may request to be heard at the Settlement Hearing whether or not you make a written objection. The Court will consider your views. IF YOU CHOOSE TO OBJECT, THEN YOU MUST COMPLY WITH THE FOLLOWING PROCEDURES. Any written objections must contain the following information: (i) your name, legal address, and telephone number; (ii) proof of current ownership of Energy Recovery common stock, including the number of shares of Energy Recovery common stock and the date of purchase, as well as documentary evidence of when such stock ownership was acquired; (iii) a statement of your specific position with respect to the matters to be heard at the Settlement Hearing, including a statement of each objection being made; (iv) the grounds for - 3 -

each objection or the reasons for your desiring to appear and to be heard; (v) written notice of whether you intend to appear at the Settlement Hearing; and (vi) copies of any papers you intend to submit to the Court, along with the name(s) of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony. IF YOU MAKE A WRITTEN OBJECTION, IT MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN OCTOBER 3, 2018. The Clerk’s address is: Clerk of the Court SUPERIOR COURT OF CALIFORNIA Department 17 1221 Oak Street Oakland, CA 94612 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND DEFENDANTS’ COUNSEL SO THEY ARE RECEIVED NO LATER THAN OCTOBER 3, 2018. Counsel’s addresses are: Co-Lead Counsel for Plaintiffs: Counsel for Defendants: Laurence M. Rosen David M. Furbush The Rosen Law Firm, P.A. Pillsbury Winthrop Shaw Pittman LLP 355 South Grand Avenue, Suite 2450 2550 Hanover Street Los Angeles, CA 90071 Palo Alto, CA 94304 Telephone: (213) 785-2610 Telephone: (650) 233-4500 Facsimile: (213) 226-4684 Facsimile: (650) 233-4545 Shane P. Sanders Robbins Arroyo LLP 600 B Street, Suite 1900 San Diego, CA 92101 Telephone: (619) 525-3990 Facsimile: (619) 525-3991 You may also appear and object at the Settlement Hearing—regardless of whether you submitted a written objection. If you fail to object in one of the manners prescribed above, you will have waived the right to object to any aspect of the Settlement and will not be allowed to raise such objection in this or any other related action or proceeding, but shall otherwise be bound by the Judgment to be entered and the releases given. 7. When and where will the Court decide whether to approve the proposed Settlement? The Court will hold a hearing to decide whether to approve the proposed Settlement. You may attend, and you may ask to speak, but you do not have to. On October 17, 2018, at 9:00 a.m., a hearing (the “Settlement Hearing”) will be held before the Superior Court of the State of California, Alameda County, the Honorable Ioana Petrou, Department 17, located at 1221 Oak Street, Oakland, California 94612 to determine, among other things: (i) whether the Settlement of the Action upon the terms in the Stipulation (including a negotiated award of $350,000 in attorneys’ fees and expenses and $2,000 as Service Awards for each of the two Plaintiffs) is fair, reasonable, and adequate and should be approved by the Court; (ii) whether the Action should be dismissed with prejudice; and (iii) such other matters as may be appropriate. Any Current Energy Recovery Stockholder may, but is not required to, appear in person at the Settlement Hearing. CURRENT ENERGY RECOVERY STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. If you want to be heard at the Settlement Hearing, then you must comply with the procedures for objecting, which are set forth above. - 4 -

The Court has the right to change the Settlement Hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. 8. Do I have to come to the hearing? No. Plaintiffs’ Counsel will answer questions the Court may have. But, you are welcome to come at your own expense. If you send an objection, you do not have to come to Court to talk about it. As long as you mailed your written objection on time, the Court will consider it. You may also pay your own lawyer to attend, but it is not necessary. 9. May I speak at the hearing? If you object to the Settlement, the Fee and Expense Amount, or the Service Awards, you may ask the Court for permission to speak at the Settlement Hearing—whether or not you submitted a written objection in advance of the Settlement Hearing. 10. How do I get more information? For further information regarding the Action, the Stipulation has been filed with the Court and posted at the investor relations page of Energy Recovery’s website, http://ir.energyrecovery.com. In addition, for a small fee, the pleadings and other records in this Action, including the Stipulation, may be examined online on the Alameda County Superior Court’s website, known as “DomainWeb,” at https://publicrecords.alameda.courts.ca.gov/PRS/. After arriving at the website, click the “Search By Case Number” link, then enter HG16804359 as the case number and click “SEARCH.” Images of every document filed in the case may be viewed (for a charge) through the “Register of Actions.” You may also view images of every document filed in the case free of charge by using one of the computer terminal kiosks available at each court location that has a facility for civil filings at any time during regular business hours of each business day. For more information or to request a copy of the Stipulation and other records in this Action, you may also contact representatives of Plaintiffs’ Counsel: Laurence M. Rosen, The Rosen Law Firm, P.A., 355 South Grand Avenue, Suite 2450, Los Angeles, CA 90071, Telephone: (213) 785-2610; or Shane P. Sanders, Robbins Arroyo LLP, 600 B Street, Suite 1900, San Diego, CA 92101, Telephone (619) 525-3990. Please Do Not Call the Court or Defendants with Questions About the Settlement. SPECIAL NOTICE TO SECURITIES BROKERS AND OTHER NOMINEES If you held any shares of Energy Recovery common stock as nominee for a beneficial owner as of May 2, 2018, and continue to own such shares, then, within fourteen (14) calendar days after you receive this Notice, you must either: (1) send a copy of this Notice by first-class mail to all such persons or entities; or (2) provide a list of the names and addresses of such persons or entities to the Notice Administrator: Energy Recovery Derivative Litigation Notice Administrator c/o KCC Class Action Services P.O. Box 404020 Louisville, KY 40233-4020 EnergyRecoveryLitigation@kccllc.com If you choose to mail the Notice yourself, you may obtain from the Notice Administrator (without cost to you) as many additional copies of the documents as you will need to complete the mailing. Regardless of whether you choose to complete the mailing yourself or elect to have the mailing performed for you, you may obtain reimbursement for or advancement of reasonable administrative costs actually incurred or expected to be incurred in connection with forwarding the Notice and which would not have been incurred but for the obligation to forward the Notice, upon submission of appropriate documentation to the Notice Administrator. - 5 -